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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 31, 2006


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                          000-21139                       38-3185711
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
         incorporation)




              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 31, 2006 the Compensation Committee of the Board of Directors awarded under the Company's 1998 Stock Incentive Plan, performance based shares to the seven officers comprising the Company's Leadership Team. The shares shall vest upon the completion of a material improvement in the Company's consolidated balance sheet as determined by the Compensation Committee of the Company's Board of Directors.




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               DURA AUTOMOTIVE SYSTEMS, INC.


Date:  June 2, 2006            By  /s/ Keith R. Marchiando
                                   -----------------------------
                                   Keith R. Marchiando
                                   Vice President, Chief Financial Officer
                                   (principal accounting and financial officer)